EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS THIRD QUARTER 2015 RESULTS

ST. LOUIS (November 5, 2015) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), the leading digital transformation consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended September 30, 2015.

Financial Highlights

For the quarter ended September 30, 2015:
·	Revenue increased 3% to $120.9 million from $117.0 million for the third quarter of 2014;
·	Services revenue increased 5% to $105.4 million from $100.0 million for the third quarter of 2014;
·	Gross margin increased 2% to $40.4 million from $39.5 million for the third quarter of 2014;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis decreased to $0.36 from $0.37 for the third quarter of 2014;

·	Earnings per share results on a fully diluted basis remained flat at $0.22 for both the third quarter of 2015 and 2014;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) decreased to $19.9 million from $20.7 million for the third quarter of 2014;
·	Net income increased to $7.4 million from $7.3 million for the third quarter of 2014; and
·	Perficient repurchased approximately 13,000 shares of its common stock at a total cost of $0.2 million.

"Momentum around cloud and SaaS implementations, coupled with the market's growing awareness of our dominant and differentiated digital transformation capabilities drove a strong rebound in the third quarter and has us positioned for continued strength going forward," said Jeff Davis, chief executive officer and president. "We're making investments now that will substantially accelerate our digital momentum in 2016 and ensure the world's leading and most innovative enterprises fully understand our unparalleled digital solutions expertise and experience."

Other Highlights

Among other recent achievements, Perficient:

·
Strengthened its IBM analytics capabilities and increased its geographic footprint by acquiring Market Street Solutions, Inc., a Chattanooga, Tenn.-based IT consulting firm specializing in the development, implementation and integration of analytics and financial performance management solutions;

·
Received IBM's Worldwide Analytics Business Partner of the Year award, a distinguished premium IBM partner honor encompassing all solutions under IBM's Analytics software brands including Big Data, Business Analytics, Enterprise Content Management, Information Management, and Watson;

·
Acquired the Salesforce Fullforce Service Cloud Master designation in recognition of Perficient's expertise as a Salesforce Platinum Consulting Partner in delivering next-generation digital experiences, and business optimization and industry-related Service Cloud solutions;

·
Received the 2015 Partner Excellence Award from Oracle's Health Sciences Global Business Unit for innovative and groundbreaking work as a Platinum-level partner on Oracle's portfolio of clinical and pharmacovigilance applications; and

·
Added new customer-relationship and follow-on projects with leading companies such as American Family Insurance, Blue Cross Blue Shield of Michigan, Caesars Entertainment, Cengage Learning, Continuant, Emerson, FordDirect, Galderma Pharmaceuticals, GuideWell, Herman Miller, HID Global, Medtronic, Northeastern University, Northside Hospital Healthcare System in Atlanta, Oncor Electric, Southwest Airlines, Speedo, SunEdison, Toyota, Volkswagen Group of America, and Whataburger.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See "safe Harbor Statement" below.

Perficient expects its fourth quarter 2015 services and software revenue, including reimbursed expenses, to be in the range of $118 million to $128 million, comprised of $107 million to $112 million of revenue from services, including reimbursed expenses, and $11.0 million to $16.0 million of revenue from sales of software. The midpoint of fourth quarter 2015 services revenue guidance represents growth of 5% over fourth quarter 2014 services revenue.

The company is revising its full year 2015 revenue guidance to be in the range of $458 million to $468 million and 2015 adjusted earnings per share guidance to be in the range of $1.20 to $1.24.

Conference Call Details
Perficient will host a conference call regarding third quarter 2015 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Third Quarter 2015 Results
WHEN: Thursday, Nov. 5, 2015, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 877-703-6102 (U.S. and Canada); 857-244-7301 (International)
PARTICIPANT PASSCODE: 97616979
REPLAY TIMES: Thursday, Nov. 5, 2015, at 3 p.m. Eastern, through Thursday, Nov. 12, 2015, at 12:59 p.m. Eastern
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 47601295

About Perficient
Perficient is the leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting and creative capabilities, Perficient delivers vision, execution and value with outstanding digital experience, business optimization and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers and partners; and reduce costs. Perficient's professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, and a Platinum Salesforce Cloud Alliance Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2015. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2014, and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
(3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings; and
h)	risk of loss of one or more significant software vendors;
(4)    legal liabilities, including intellectual property protection and infringement or personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
(6)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Revenues
Services	$105,351	$99,975	$301,166	$286,780
Software and hardware	11,520	12,192	27,490	31,108
Reimbursable expenses	4,038	4,804	11,315	12,962
Total revenues	120,909	116,971	339,971	330,850

Cost of revenues
Project related expenses	63,274	60,257	185,324	175,561
Software and hardware costs	10,195	10,438	23,559	27,333
Reimbursable expenses	4,038	4,804	11,315	12,962
Other project related expenses	1,809	750	4,833	2,644
Stock compensation	1,191	1,185	3,577	3,507
Total cost of revenues	80,507	77,434	228,608	222,007

Gross margin	40,402	39,537	111,363	108,843

Selling, general and administrative	21,665	20,058	66,054	58,879
Stock compensation	2,050	2,181	6,517	6,475
Total selling, general and administrative	23,715	22,239	72,571	65,354

Depreciation	1,148	932	3,322	2,713
Amortization	3,357	4,045	10,569	10,511
Acquisition costs	488	(74)	509	2,495
Adjustment to fair value of contingent consideration	99	-	273	(1,463)
Income from operations	11,595	12,395	24,119	29,233

Net interest expense	(501)	(462)	(1,602)	(1,055)
Net other (expense) income	(29)	10	(300)	79
Income before income taxes	11,065	11,943	22,217	28,257
Provision for income taxes	3,691	4,637	6,780	11,519
Net income	$7,374	$7,306	$15,437	$16,738

Basic earnings per share	$0.22	$0.23	$0.46	$0.53
Diluted earnings per share	$0.22	$0.22	$0.45	$0.51

Shares used in computing basic earnings per share	33,498	32,118	33,292	31,470
Shares used in computing diluted earnings per share	34,187	33,329	34,163	33,076

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	September 30,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$8,692	$10,935
Accounts receivable, net	111,894	113,928
Prepaid expenses	3,745	2,476
Other current assets	3,261	4,679
Total current assets	127,592	132,018
Property and equipment, net	8,040	7,966
Goodwill	259,140	236,130
Intangible assets, net	52,221	46,105
Other non-current assets	3,829	3,823
Total assets	$450,822	$426,042

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$13,768	$22,035
Other current liabilities	27,884	33,028
Total current liabilities	41,652	55,063
Long-term debt	61,000	54,000
Other non-current liabilities	11,832	12,251
Total liabilities	114,484	121,314

Stockholders' equity:
Common stock	44	43
Additional paid-in capital	358,048	334,645
Accumulated other comprehensive loss	(1,398)	(651)
Treasury stock	(101,837)	(95,353)
Retained earnings	81,481	66,044
Total stockholders' equity	336,338	304,728
Total liabilities and stockholders' equity	$450,822	$426,042

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation, are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
GAAP Net Income	$7,374	$7,306	$15,437	$16,738
Additions:
Provision for income taxes	3,691	4,637	6,780	11,519
Amortization	3,357	4,045	10,569	10,511
Acquisition costs	488	(74)	509	2,495
Adjustment to fair value of contingent consideration	99	-	273	(1,463)
Stock compensation	3,241	3,366	10,094	9,982
Adjusted Net Income Before Tax	18,250	19,280	43,662	49,782
Adjusted income tax (1)	6,095	7,114	14,321	18,768
Adjusted Net Income	$12,155	$12,166	$29,341	$31,014

GAAP Earnings Per Share (diluted)	$0.22	$0.22	$0.45	$0.51
Adjusted Earnings Per Share (diluted)	$0.36	$0.37	$0.86	$0.94
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	34,187	33,329	34,163	33,076

(1) The estimated adjusted effective tax rate of 33.4% and 36.9% for the three months ended September 30, 2015 and 2014, respectively, and 32.8% and 37.7% for the nine months ended  September 30, 2015 and 2014, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
GAAP Net Income	$7,374	$7,306	$15,437	$16,738
Additions:
Provision for income taxes	3,691	4,637	6,780	11,519
Net interest expense	501	462	1,602	1,055
Net other expense (income)	29	(10)	300	(79)
Depreciation	1,148	932	3,322	2,713
Amortization	3,357	4,045	10,569	10,511
Acquisition costs	488	(74)	509	2,495
Adjustment to fair value of contingent consideration	99	-	273	(1,463)
Stock compensation	3,241	3,366	10,094	9,982
EBITDAS (1)	$19,928	$20,664	$48,886	$53,471

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.